ING FUNDS TRUST

Supplement dated March 19, 2013

to the Funds’ Statement of Additional Information (“SAI”)

dated July 31, 2012

Effective immediately, the table in the sub-section entitled “Sub-Adviser – Portfolio Managers – ING Floating Rate Fund, GNMA Income Fund, ING High Yield Bond Fund, and ING Intermediate Bond Fund – Ownership of Securities” is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Jeffrey A. Bakalar	ING Floating Rate	None
Jeff Dutra	ING GNMA	None
Peter Guan	ING GNMA	None
Christine Hurtsellers	ING Intermediate Bond	Over $100,000
Michael Mata	ING Intermediate Bond	None
Justin McWhorter	ING GNMA	None
Daniel A. Norman	ING Floating Rate	None
Randall Parrish	ING High Yield Bond	Over $100,000
Matthew Toms	ING High Yield Bond	$1 - $10,000
	ING Intermediate Bond	$1 - $10,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE